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                                                                    Exhibit 23.1





                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the use in this Form S-1 Registration Statement (Amendment No. 2) of our report dated March 22, 1999, relating to the consolidated financial statements of ImaginOn, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.




GELFOND HOCHSTADT PANGBURN & CO.

Denver, Colorado
January 11, 2000